UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

QUINTILES TRANSNATIONAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	4820 Emperor Blvd. Durham, North Carolina	27703
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 13, 2015, Quintiles Transnational Holdings Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Citigroup Global Markets Inc. (the “Underwriters”) and certain selling shareholders named therein (the “Selling Shareholders”). Pursuant to the Underwriting Agreement, the Selling Shareholders agreed to sell 11,855,050 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), to the Underwriters at a price of $64.85 per share. Also pursuant to the Underwriting Agreement, the Company purchased from the Underwriters 3,855,050 shares of the Common Stock that were sold in the offering at a price per share equal to the price paid by the Underwriters to the Selling Shareholders, resulting in an aggregate purchase price of $249,999,992.50 (the “Share Repurchase”). The Share Repurchase was funded with cash on hand. The repurchased shares are being cancelled.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and also provides for customary indemnification by each of the Company, the Selling Shareholders, and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The sale of the Common Stock by the Selling Shareholders was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-199843), including a final prospectus supplement dated May 13, 2015 to the prospectus contained therein dated November 4, 2014, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended. The sale of the Common Stock closed on May 19, 2015.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 7.01 Regulation FD

On May 19, 2015, the Company issued a press release concerning the closing of the sale of the Common Stock by the Selling Shareholders and the Share Repurchase. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2015	QUINTILES TRANSNATIONAL HOLDINGS INC.

	By:	/s/ James H. Erlinger III
James H. Erlinger III
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Document

1.1	Underwriting Agreement, dated May 13, 2015, among Quintiles Transnational Holdings Inc., certain shareholders named therein, Barclays Capital Inc. and Citigroup Global Markets Inc.

5.1	Opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.

23.1	Consent of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. (included as part of Exhibit 5.1).

99.1	Press release dated May 19, 2015.